ING INVESTORS TRUST

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

Supplement dated June 24, 2008

to the Adviser Class (“ADV Class”), Institutional Class (“Class I”),

Service Class (“Class S”) and Service 2 Class Statement of Additional Information

dated April 28, 2008

Effective June 1, 2008, the Board of Trustees of ING Investors Trust has approved raising the Portfolio’s expense limits.

The Statement of Additional Information is hereby revised as follows:

The section entitled “Expense Limitation Agreement” on page 73 of the SAI is hereby deleted in its entirety and replaced with the following:

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with each Portfolio, pursuant to which ING investments has agreed to waive or limit its fees.  In connection with this agreement, ING Investments will assume other expenses so that the total annual ordinary operating expenses of each Portfolio (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, acquired (underlying) fund fees and expenses, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments) do not exceed the limits set forth below of each Portfolio’s average daily net assets, subject to possible recoupment by ING Investments within three years.

Portfolio	ADV Class	Class I	Class S	Service 2
ING LifeStyle Conservative Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Moderate Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Moderate Growth Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Growth Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Aggressive Growth Portfolio	0.77%	0.17%	0.42%	0.57%

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2009.  The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement.  The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days’ prior written notice to ING Investments at its principal place of business.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE